SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                 Date of Report: February 8, 2001

                            Commission File No. 000-21684

                         THE WELLCARE MANAGEMENT GROUP, INC.
               (Exact name of registrant as specified in its charter.)

              New York                                      14-1647239
     ------------------------                 --------------------------------
     (State of Incorporation)                 (IRS Employer Identification No.)

              Park West/Hurley Avenue Extension, Kingston, NY  12401
                      (Address of principal executive office)

                                 (914) 338-4110
                (Registrant's telephone number, including area code)

                                      None
                    -------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)






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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(1) BDO Seidman LLP ("BDO") was the independent auditor for The WellCare Management Group, Inc. (the "Company" or "Registrant") for fiscal year ended December 31, 1999. As of February 2, 2001, BDO was dismissed from this capacity.


(2) BDO's report on the Registrant's financial statements for the year ended December 31, 1999 stated, "The WellCare Management Group, Inc.'s recurring losses from operations, working capital deficit, deficiency in assets and failure to maintain 100% of the contingent reserve requirements of the New York State Department of Insurance raise substantial doubt about its ability to continue as a going concern." Other than as set forth above, BDO's report on the Registrant's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

(3) The Registrant's decision to dismiss BDO as its independent auditors was recommended and approved by its Board of Directors.

(4) During fiscal year ended December 31, 1999 and any subsequent interim period preceding such dismissal, the Registrant did not have any disagreements with BDO which, if not resolved, would have caused reference to have been made to the subject matter of the disagreement in the accountant's report.

(5) During fiscal year ended December 31, 1999 and any subsequent interim period preceding such dismissal, the Registrant did not have any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(6) On February 2, 2001, Deloitte and Touche, LLP ("Deloitte") was engaged by The WellCare Management Group, Inc. as its independent auditors. The engagement of Deloitte was recommended and approved by the Company's Board of Directors.

(7) During the most recent two fiscal years and any subsequent interim periods prior to the engagement of Deloitte as the Company's independent auditors, the Company did not consult with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Company, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            THE WELLCARE MANAGEMENT GROUP, INC.



Dated:  February 8, 2001   /s/ Kiran C. Patel, M.D.
                          ------------------------------------------
                               Kiran C. Patel, M.D.
                            President and Chief Executive Officer
                            (Principal Executive Officer)